UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2023

FUSION PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Canada	001-39344	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Longwood Road South

Hamilton, Ontario, Canada, L8P 0A6

(Address of principal executive offices, including zip code)

(289) 799-0891

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common shares, no par value per share	FUSN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 to Form 8-K of Fusion Pharmaceuticals Inc. (the “Company”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 13, 2023 (the “Original Filing”). The amendment is being filed to include fix a typographical error in Exhibit 99.1. This amendment contains no changes to the other information provided in the Original Filing, which is hereby amended and restated in its entirety.

Item 1.01	Entry into a Material Definitive Agreement.

Option and Asset Purchase Agreement

On November 14, 2022, Fusion Pharmaceuticals Inc. (the “Company”) and RadioMedix, Inc. (“RadioMedix”) entered into an option and asset purchase agreement (the “Option and Asset Purchase Agreement”), pursuant to which RadioMedix granted to Fusion the exclusive right, but not the obligation (the “Option”), to acquire certain of RadioMedix’s assets related to its on-going Phase 2 clinical trial evaluating 225-actinium PSMA I&T (the “TATCIST Study”), a small molecule targeting prostate specific membrane antigens, expressed on prostate tumors. Such assets include, among other things, the investigational new drug application for the TATCIST Study, and all governmental authorizations and materials related thereto, all know-how, intellectual property and information of RadioMedix related to 225-actinium PSMA, any third-party license held, or later acquired, by RadioMedix relating to 225-actinium PSMA, and clinical and other data for the TATCIST Study (collectively, the “Assets”). In exchange for the Option, the Company paid RadioMedix an option fee of $750,000 upon the execution of the Option Asset and Purchase Agreement. The Option has an exercise fee of $1.5 million payable to RadioMedix (the “Exercise Fee”). Pursuant to the terms of the Option and Asset Purchase Agreement, the Company must exercise the Option within a specified time period following the delivery by RadioMedix of specified data related to the TATCIST Study (the “Option Trigger”), though the Company has the right to exercise the Option prior to achievement of the Option Trigger.

On February 10, 2023 (the “Option Exercise Date”), the Company notified RadioMedix of its decision to exercise the Option and paid the Exercise Fee. The acquisition closed on February 10, 2023 (the “Closing”). Following the Closing, the alpha-emitting radiopharmaceutical being evaluated in the TATCIST Study is referred to as FPI-2265.

Pursuant to the terms of the Option and Asset Purchase Agreement, the Company will be obligated to pay RadioMedix (i) up to an additional $10.5 million upon the achievement of certain clinical and regulatory milestones, (ii) low single-digit royalties on potential future net sales, subject to specified reductions, and (iii) up to an additional $50.0 million in net sales milestones; in each case, relating to products covered by the Option and Asset Purchase Agreement. In addition, in the event RadioMedix or the Company is successful in obtaining certain intellectual property rights from a third party relating to 225-actinium PSMA I&T (the “Third Party IP Rights”), the amount of the clinical and regulatory milestone payments will be increased by up to an aggregate of $4.0 million and the royalty rates will increase but remain in the low- to mid-single digits.

Pursuant to the Option and Asset Purchase Agreement, the Company is prohibited from terminating or deprioritizing the development of 225-actinium PSMA I&T, subject to specified exceptions, including, but not limited to regulatory, safety, efficacy, market exclusivity and competition and patentability developments. If the Company terminates or deprioritizes the development of 225-actinium PSMA I&T, and does not sell, license or otherwise transfer its rights to a third-party within 12 months of such termination, the Company and RadioMedix are required to negotiate the return of 225-actinium PSMA I&T and related assets to RadioMedix in return for specified reimbursement costs to the Company.

The Option and Asset Purchase Agreement includes representations, warranties and covenants of the parties customary for a transaction of this nature. Among other things, RadioMedix has agreed, subject to certain exceptions, not to develop or research a molecule that targets PSMA I&T for a certain period of time following the Closing.

The Option and Asset Purchase Agreement also contains customary termination provisions, including termination (i) by mutual written agreement of the parties, (ii) by either party in the event that the applicable conditions for termination of the TATCIST Study set forth in the TATCIST Study protocol are met, and (iii) by either party upon a material breach of the Agreement by the other party.

To date, Excel Diagnostics and Nuclear Oncology Center (“Excel”), an affiliate of RadioMedix, has been the only clinical trial site dosing patients in the TATCIST Study. At the Closing, the Company and Excel entered into a clinical trial agreement, pursuant to which Excel shall remain a clinical trial site following the Closing. Additionally, at the Closing, the Company and RadioMedix entered into manufacturing agreements under which RadioMedix will supply FPI-2265 to the Company for use in clinical trials.

The description of the Option and Asset Purchase Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Option and Asset Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Securities Purchase Agreement

On February 13, 2023, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers named therein (the “Investors”).

Pursuant to the Purchase Agreement, the Company agreed to sell an aggregate of 17,648,596 of its common shares (the “Shares”), no par value per share (the “Common Shares”), at a purchase price equal to $3.40 per share, which represents the closing price on the Nasdaq Global Select Market on February 10, 2023, to the Investors for aggregate gross proceeds of approximately $60 million (collectively, the “Offering”). The Offering is expected to close on or about February 16, 2023, subject to the satisfaction of certain customary closing conditions.

Upon the closing of the Offering, the Company anticipates having $248.0 million in cash and cash equivalents, which it believes will be sufficient to fund its planned operating expenses and capital expenditure requirements into the first quarter of 2025.

Registration Rights Agreement

On February 13, 2023, in connection with the Purchase Agreement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors. Pursuant to the Registration Rights Agreement, the Company agreed to prepare and file a registration statement with the Securities and Exchange Commission (the “SEC”) within 45 calendar days after the closing of the Offering for purposes of registering the resale of the Shares and any Common Shares as a dividend or other distribution with respect to the Shares. The Company agreed to use its commercially reasonable efforts to cause this registration statement to be declared effective by the SEC within 60 days after the filing of the registration statement.

The Company has also agreed, among other things, to indemnify the Investors, their officers, directors, members, employees and agents, successors and assigns under the registration statement from certain liabilities and to pay all fees and expenses (excluding any legal fees of the selling holder(s), and any underwriting discounts and selling commissions) incident to the Company’s obligations under the Registration Rights Agreement.

The Offering was exempt from registration pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering. The Investors have acquired the securities not with a view to or for sale in connection with any distribution thereof, and appropriate legends have been affixed to the securities issued in this transaction.

The foregoing summaries of the Purchase Agreement and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement and Registration Rights Agreement, which are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

Item 3.02	Sale of Unregistered Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure.

On February 13, 2023, the Company issued a press release announcing, among other things, the Offering, its exercise of the Option under the Option and Asset Purchase Agreement and the Closing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information set forth in this Item 7.01 is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On February 13, 2023, the Company filed an inter partes review with the Patent Trial and Appeal Board to invalidate an issued U.S. patent with claims directed to methods for treating PSMA expressing cancers with multiple 225Ac-PSMA targeting agents issued to the University of Heidelberg (the “IPR”).

On February 13, 2023, the Company will host an investor call regarding FPI-2265. A copy of the presentation to be presented is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the exercise of the Option and the IPR, the Company is filing this information with this Current Report on Form 8-K for the purpose of supplementing and updating disclosures contained in the Company’s prior filings with the SEC including those discussed under the heading “Item 1A. Risk Factors,” in the Company’s most recent Quarter Report on Form 10-Q for the quarter ended September 30, 2022. The supplemental risk factors are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, including but not limited to the statements regarding the Company’s future business and financial performance. For this purpose, any statements contained herein that are not statements of historical fact may be deemed forward-looking statements. Without limiting the foregoing, the words “expect,” “plans,” “anticipates,” “intends,” “will,” and similar expressions are also intended to identify forward-looking statements, as are expressed or implied statements with respect to the Company’s potential drug candidates, including any expressed or implied statements regarding the successful development of its product candidates. Actual results may differ materially from those indicated by such forward-looking statements as a result of risks and uncertainties, including but not limited to the following: the Company’s ability to close the Offering; the timing and advancement of current and planned clinical trials, the Company’s ability to replicate results achieved in its preclinical studies or clinical trials, or that of RadioMedix in any future studies or trials; the Company’s ability to maintain its intellectual property portfolio, including through its IPR; and the timing and success of the Company’s development and commercialization of its product candidates; risks relating to the regulatory process; unexpected patient recruitment delays or regulatory actions or delays; the Company’s ability to obtain additional funding required to conduct its research, development and commercialization activities; changes in the Company’s business plan or objectives; and the Company’s ability to obtain, maintain and enforce patent and other intellectual property protection for its product candidates and its discoveries. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. These and other risks which may impact management’s expectations are described in greater detail under the heading “Risk Factors” in the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2022, as filed with the SEC and in any subsequent periodic or current report that the Company files with the SEC. All forward-looking statements reflect the Company’s estimates only as of the date of this release (unless another date is indicated) and should not be relied upon as reflecting the Company’s views, expectations or beliefs at any date subsequent to the date of this release. While the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so, even if the Company’s estimates change.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1†*	Option and Asset Purchase Agreement by and between Fusion Pharmaceuticals Inc. and RadioMedix, Inc., dated November 14, 2022

10.2#*	Securities Purchase Agreement, dated February 13, 2023, by and among Fusion Pharmaceuticals Inc. and the Investors named therein

10.3#*	Registration Rights Agreement, dated February 13, 2023, by and among Fusion Pharmaceuticals Inc. and the Investors named therein

99.1	Press Release, issued by Fusion Pharmaceuticals Inc., dated February 13, 2023

99.2	Investor Presentation

99.3	Updated Corporate Disclosure

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Certain portions of this exhibit (indicated by asterisks) were omitted in accordance with the rules of the Securities and Exchange Commission.
*

Exhibits and/or schedules to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally copies of any omitted exhibits or schedules to the U.S. Securities and Exchange Commission upon request; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibits or schedules so furnished.

#

The representations and warranties contained in this agreement were made only for purposes of the transactions contemplated by the agreement as of specific dates and may have been qualified by certain disclosures between the parties and a contractual standard of materiality different from those generally applicable under securities laws, among other limitations. The representations and warranties were made for purposes of allocating contractual risk between the parties to the agreement and should not be relied upon as a disclosure of factual information relating to the Company, the Investors or the transactions described in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fusion Pharmaceuticals Inc.

Date: February 14, 2023	By:	/s/ Maria Stahl
Maria Stahl
Chief Legal Officer